                                                                    Exhibit 10.1

                                     AGREEMENT

                                      BETWEEN

                              TETON PETROLEUM COMPANY

                                        AND

                                 H. HOWARD COOPER
                                   (Consultant)

     This  agreement,  dated as of March 1, 2005 (the  "Agreement"),  is entered into by and  between  Teton  Petroleum  Company,  a  Delaware  corporation  (the
"Company"),  and H. Howard Cooper ("Consultant")  (collectively,  the "Parties,"
individually, a "Party").

     Whereas,  the Consultant's  previous  contract covered his services for the
Company as its Chairman; and

     Whereas, Consultant is now serving in the role of Consultant; and

     Whereas, the Parties desire to establish the rights, duties and obligations of each,  which  shall be  generally  stated  herein and which may be more fully
stated  in  other  agreements  between  the  parties,   including  stock  option
agreements,  restricted  stock award  agreements,  and other  incentive  related agreements as the Company or its Board of Directors may adopt from time to time;

     Now,  Therefore,  in consideration of the promises,  and for other good and valuable consideration, the Company and Consultant agree as follows:

                                    ARTICLE ONE
                                     AGREEMENT
                                     ---------

     1.1 Title and Duties.
         ----------------

          (i) Consultant shall serve as a consultant to the Company.

          (ii)  Consultant's  term  shall  continue  the  term  of his  original contract  as  Chairman  for an  initial  term of one (1) year,  which  term
     commences  on  March  1,  2005.  The  term  of  this  Agreement   shall  be
     automatically  extended on the day after the  12-month  anniversary  of the commencement  of the term of this  Agreement for an additional one (1)-year period unless,  with respect to any such  extension,  either party notifies the  other in  writing,  not  less  than 60 days  prior to any  anniversary hereof,  that he or it,  as the  case may be,  desires  to  terminate  this
     Agreement as of the end of its term.

          (iii) Consultant  shall report to the Chief Executive  Officer ("CEO")
     or Board of Directors  (the  "Board") of the Company and in his capacity as
     Consultant shall perform such duties and services as may be appropriate and as are  assigned  to him by the CEO or the  Board.  During the term of this
     Agreement,  Consultant shall,  subject to the direction of the CEO, perform
     such  duties  and   functions  as  shall  be  requested  by  the  CEO  from
     time-to-time.

          (iv) During the term of this Agreement,  except as otherwise  approved by the CEO, Consultant shall devote such amount of his entire working time, attention  and  energy  to  assigned  tasks  of  the  Company  and  in  the advancement  of the best interests of the Company and its  subsidiaries  as shall be required.  The foregoing shall not, however,  preclude  Consultant from devoting reasonable time,  attention and energy in connection with the following  activities,  provided  that such  activities  do not  materially interfere with the  performance of his duties and services  hereunder:  (a)
     serving  as a  director  or a  member  of a  committee  of any  company  or organization,  if serving in such  capacity  does not involve any  conflict with the business of the Company or any  subsidiary  and such other company or organization is not in competition,  in any manner whatsoever,  with the business of the Company or any of its subsidiaries; (b) fulfilling speaking engagements;  (c) engaging in charitable and community activities;  and (d)
     managing his personal business and investments.

          Specifically,  during the entire term of this Agreement, including any extension  thereof,  the Consultant shall devote the business time, effort, skill and attention to the affairs of the Company and its  subsidiaries  as required,  will  use his best  efforts  to  promote  the  interests  of the
     Company, and will discharge his responsibilities in a diligent and faithful manner,  consistent  with sound business  practices.  In furtherance of the foregoing:

               (w) The Consultant represents that his arrangement by the Company will not  conflict  with  any  obligations  which he has to any  other person, firm or entity. The Consultant specifically represents that he has not brought to the Company  (during the period  before the signing of this  Agreement) and he will not bring to the Company any materials or documents of a former or present  employer or partnership,  firm or similar  entity with which he may be affiliated,  or any  confidential information or property of any other person, firm or entity.

               (x) Consultant shall not,  without  disclosure to and approval of the Board of Directors of the Company, directly or indirectly,  assist or have an active  interest in (whether as a  principal,  stockholder, lender, employee, officer, director, partner, venturer,  consultant or otherwise) in any person, firm, partnership,  association, corporation or business  organization,  entity or enterprise that competes with or is  engaged  in a  business  which  is  substantially  similar  to the business of the Company  except that  ownership of not more than 2% of
          the  outstanding   securities  of  any  class  of  any   publicly-held
          corporation  shall not be  deemed a  violation  of this  sub-paragraph
          1.1(iv)(x). Consultant and the Board agree that the list of activities and  interests  attached  as  Exhibit  A to this  Agreement  shall  be considered appropriately disclosed and approved.

               (y) Consultant  shall  promptly  disclose to the directors of the
          Company, in accordance with the Company's  policies,  full information concerning any interests,  direct or indirect,  he holds (whether as a principal,  stockholder, lender, Chairman, director, officer, partner,
          venturer,   consultant  or  otherwise)  in  any  business   which,  as
          reasonably  known to  Consultant,  purchases  or provides  services or products to, the Company or any of its subsidiaries, provided that the
          Consultant  need  not  disclose  any  such  interest   resulting  from
          ownership  of not more than 2% of the  outstanding  securities  of any
          class  of  any  publicly  held  corporation.   For  purposes  of  this
          Agreement,  the Company and  Consultant  agree that the  directors and officers  questionnaire  completed by  Consultant  while  Chairman and submitted  to the  Company  on or about  October  15,  2004,  shall be considered adequate initial disclosure for purposes of this provision.

               (z) The  Consultant  shall not  disclose  to any person or entity
          (other  than to the  Company's  Board of  Directors  or to  others  as required,  in his judgment, in the due performance of his duties under this Agreement) any confidential or secret information with respect to the business or affairs of the Company,  or any of its subsidiaries or affiliates.

          Nothing in this  Agreement  shall be deemed to preclude the Consultant from  participating  in other business  opportunities  if and to the extent that: (i) such business  opportunities  are not directly  competitive with, similar to the  business of the  Company,  or would  otherwise be deemed to
     constitute  an   opportunity   appropriate   for  the  Company,   (ii)  the
     Consultant's  activities with respect to such  opportunities  do not have a material  adverse  effect on the  performance  of the  Consultant's  duties hereunder,  and (iii) the  Consultant's  activities  with  respect  to such opportunity  have been fully disclosed in writing to the Company's Board of
     Directors.

      1.2   Base Compensation.
            -----------------

          Consultant  shall continue to receive base  compensation  of $200,000, consistent with his previous  contract,  payable bi-monthly in arrears (the
     "Base  Compensation")  and subject to all  federal,  state,  and  municipal withholding requirements.

      1.3   Bonus.
            -----

          The Consultant shall be eligible for any bonus that may be approved by the Board from time to time for  extraordinary  services  rendered provided that such  compensation  is deemed not to violate any provision of state or federal law and provided that the Board believes that such  compensation is in the best interests of the shareholders.

      1.4   Options.
            -------

          Options  previously  issued  to  Consultant  while  an  employee  will continue  to be valid and in force and effect.  Upon a change in  control1, all stock  options,  stock  appreciation  rights,  and  other  equity-based compensation  will  be  treated  in  the  same  manner  as if  Consultant's relationship  had  been  terminated  by the  Company  not for  cause  under paragraph 1.6(b) herein.

      1.5   Severance Benefit.
            -----------------

          If Consultant's relationship is terminated,  other than for cause, the provisions of paragraph 1.6(ii) herein shall apply.

      1.6    Termination.
             -----------

          As provided in this section,  this  Agreement may be terminated (a) by the Company for Cause or without Cause, (b) may be terminated by Consultant voluntarily,  (c) upon the death or  disability of the  Consultant,  or (d)
     upon  the  natural  expiration  of the  term  of  this  Agreement  with  no extension.

               (i) For Cause.  This  Agreement  may be terminated by the Company for Cause by written notice to Consultant, specifying the event relied upon for such  termination,  within  thirty  (30) days of such  event.
          "Cause" shall be defined  solely as (a)  Consultant's  defalcation  or
          misappropriation   of  funds  or  property  of  the  Company,  or  the
          commission of any other illegal act in the course of his  relationship with the Company  which,  in the  reasonable  judgment of the Board of
          Directors,  has a material adverse  financial effect on the Company or on Consultant's  ongoing  abilities to carry out his duties under this
          Agreement;  (b)  Consultant's  conviction  of a felony or of any crime involving moral turpitude, and affirmance of such conviction following the  exhaustion  of any appeals;  (c) chronic  unapproved  absenteeism
          (other than for a temporary or permanent  Disability),  which  remains uncured  following  thirty  (30)  days  after  written  notice of such alleged  Cause by the  Board of  Directors;  or (d) any  material  and substantial breach by Consultant of other terms and conditions of this
          Agreement,   which,  in  the  reasonable  judgment  of  the  Board  of
          Directors,  has a material adverse  financial effect on the Company or on Consultant's  ongoing  abilities to carry out his duties under this
          Agreement and which remains uncured  following  thirty (30) days after written notice of such alleged Cause by the Board of Directors.

               (ii) Without Cause.  The  termination by Company of  Consultant's relationship  for  any  reason  other  than  those  specified  in  the preceding  paragraph 1.6(i) shall be deemed to be a termination of his relationship  Without  Cause,  following  which (a)  Company  will pay
          Consultant  a sum of 12 months  severance,  which may be  payable in a lump sum or in equal monthly  installments,  at the Company's  option;
          (b) all stock options,  stock appreciation rights and restricted stock shall immediately  vest; (c) all stock options and stock  appreciation rights  shall be payable in Common  Stock;  and (d) the Company  shall pay, on a grossed-up  basis (as determined in the same manner as under paragraph  1.7  hereof)  the amount of any  excise  and  income  taxes payable by  Consultant  as a result of any  payments  in Common  Stock triggered by this Agreement,  or other agreements  between  Consultant and the Company, or any of its subsidiaries.

               (iii) Death or  Disability.  In the event of  Consultant's  death during his relationship hereunder, his Base Compensation shall be paid to his estate or legally appointed  representative  through the end of the month in which it occurs.  If  Consultant  becomes  physically  or mentally  disabled so as to become  unable,  for a period of more than six consecutive months or for shorter periods aggregating at least six months during any twelve-month period, to perform his duties hereunder on a substantially  full-time basis,  Consultant's  relationship shall terminate, with no further payments of Base Compensation as of the end of such six  months or such  twelve-month  period.  Upon  Consultant's death or disability all vesting schedules,  performance goals or other
          restrictions   applicable  to   Consultant's   stock  options,   stock
          appreciation   rights,   deferred   compensation,    life   insurance,
          retirement,  or other benefits  provided herein or in other agreements between Consultant and the Company,  or any of its subsidiaries,  then in effect, shall be deemed satisfied. In the event of the Consultant's
          death,   the   Consultant's   spouse  or  estate  shall   receive  the
          Consultant's Teton stock options for the remainder of their term.

               (iv) Voluntary  Termination  by Consultant.  Upon 30 days written notice,  Consultant  may  terminate  this  Agreement  and resign  from
          Consultant's  duties hereunder  without any reason.  In the event that
          Consultant  terminates his  relationship  without any reason,  then he shall be entitled to Consultant's  then Base  Compensation  paid as of the effective date of  termination;  any earned but unpaid Bonus;  and
          any  unreimbursed   business   expenses  or  dues  described  in  this
          Agreement.

               (vii)  Continuation  of  Payments  During  Disputes.  The Parties
          recognize  that  in  the  event  of  any  dispute  as to  Consultant's entitlement to continuing  compensation under any of the provisions of this Agreement,  the Company's  economic  position is greatly stronger than that of Consultant,  and that Consultant would suffer substantial and continuing injury should the Company cease payment of compensation due to  Consultant  hereunder in the case of a  termination  which the
          Company  contends is for cause.  Accordingly,  the Parties have agreed that in the case of any termination  which the Company contends is for cause,  but  Consultant  claims is not for cause,  the  Company  shall continue to pay all compensation due to Consultant hereunder until the resolution  of such  dispute,  but the  Company  shall be  entitled to repayment of all sums so paid, if it ultimately shall be determined by a court of competent jurisdiction, in a final non-appealable decision, that the termination was for Cause,  and all sums so repaid shall bear interest at the prime rate as published in The Wall Street  Journal on the  date on which  such  court  makes  such  determination.  Any such reimbursement  of payments by  Consultant  shall not include any legal fees or other  loss,  costs,  or  expenses  incurred  by the  Company, notwithstanding  paragraph 2.8 hereof.  This  provision is made by the
          Parties for the  purpose of  compensating  Consultant  for the loss he
          would  suffer  in  the  case  of  an  unfounded   discontinuation   of
          compensation,  and to encourage fairness and equitable dealing between the Parties in the event of dispute.

      1.7   Benefits.
            --------

               (i)  Consultant  shall be entitled to continue to  participate in all qualified retirement plans to which he was entitled to participate in  under  his  prior  contract  for as long as this  Agreement  is in effect.

               (ii) The Company  shall pay, on a  grossed-up  basis for federal, state, and local income taxes, the amount of any excise tax payable by
          Consultant as a result of any payments triggered by this Agreement, or other compensation  agreements between Consultant and the Company,  or any of its subsidiaries.

               (iii)  Consultant  shall have the continuing right to participate in employee  benefit plans and insurance  programs of the Company that the Company  sponsors if those benefits were offered on the day before the effective  date of this  Agreement.  Nothing herein shall obligate
          Consultant to continue to accept such benefits.

               (vi) After it has raised in the aggregate at least $10,000,000 in a  subsequent  financing,  the Company  shall use its best  efforts to establish a health  insurance plan. In the interim,  the Company shall reimburse  Consultant for the premiums  associated  with  Consultant's current  health  insurance  plan,  if  applicable.  In the event  that
          Consultant  elects not to participate in the Company's health plan, he shall be entitled to an appropriate  gross up in his  compensation for so long as Consultant declines to participate in the Company-sponsored plan.

          1.8   Expense   Reimbursement.   Consultant   shall  be   entitled  to
     reimbursement  within a  reasonable  time for all properly  documented  and approved  expenses for travel.  Teton shall reimburse  business expenses of
     Consultant  related  to Teton  business,  including,  but not  limited  to, airfare, lodging, meals, travel expenses,  medical expenses while traveling not covered by insurance, business entertainment,  expenses associated with
     entertaining   business   persons,   local   expenses  to   governments  or
     governmental officials,  tariffs,  applicable taxes outside the US, special expenses  associated with travel to certain  countries,  supplemental  life insurance or supplemental  insurance of any kind or special insurance rates or charges for travel in Russia or other  countries  (unless such insurance is being  provided by the  Company),  rental cars and  insurance for rental cars,  and any other  expenses of travel that are  reasonable  in nature or that have been otherwise pre-approved.  Consultant shall be governed by the travel and entertainment policy in effect at the Company.

          1.9 Other.  This  Agreement  shall not affect any benefits that may be established  by the Board  from  time to time or may have  been  previously granted to Consultant in connection with any employment agreement.

                                    ARTICLE TWO
                                   MISCELLANEOUS
                                   -------------

          2.1  Benefit.  This  Agreement  shall  inure to the  benefit of and be binding upon each of the Parties,  and their  respective  successors.  This
     Agreement  shall not be  assignable  by any Party without the prior written consent of the other  Party.  The  Company  shall  require  any  successor, whether direct or indirect, to all or substantially all the business and/or assets  of the  Company  to  expressly  assume  and  agree to  perform,  by instrument in a form reasonably satisfactory to Consultant,  this Agreement and any other agreements  between  Consultant and the Company or any of its subsidiaries, in the same manner and to the same extent as the Company.

          2.2 Governing Law. This Agreement  shall be governed by, and construed in accordance with the laws of the State of Colorado  without resort to any principle of conflict of laws that would require application of the laws of any other  jurisdiction.  For so long as Consultant serves as a director of the  Company,  Delaware  law shall  govern with  respect to the  provisions governing indemnification of Consultant in his capacity as a director only.

          2.3 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to constitute an original.  Each such  counterpart shall become  effective when one  counterpart has been signed by each Party thereto.

          2.4  Headings.  The  headings of the various  articles and sections of this  Agreement  are for  convenience  of  reference  only and shall not be deemed a part of this  Agreement or considered in construing the provisions thereof.

          2.5  Severability.  Any term or provision of this Agreement that shall be  prohibited or declared  invalid or  unenforceable  in any  jurisdiction shall, as to such  jurisdiction,  be ineffective only to the extent of such prohibition or declaration,  without  invalidating  the remaining terms and provisions  hereof or  affecting  the  validity or  enforceability  of such provision in any other  jurisdiction,  and if any term or provision of this
     Agreement  is held by any  court  of  competent  jurisdiction  to be  void, voidable,  invalid or unenforceable in any given circumstance or situation, then all other terms and provisions hereof,  being severable,  shall remain in full force and effect in such  circumstance or situation,  and such term or provision shall remain valid and in effect in any other circumstances or situation.

          2.6 Construction.  Use of the masculine pronoun herein shall be deemed to  refer  to the  feminine  and  neuter  genders  and the use of  singular references  shall be  deemed to  include  the  plural  and vice  versa,  as appropriate.  No  inference in favor of or against any Party shall be drawn from the fact that such  Party or such  Party's  counsel  has  drafted  any portion of this Agreement.

          2.7 Equitable Remedies. The Parties hereto agree that, in the event of a breach of this Agreement by either Party, the other Party, if not then in breach of this Agreement, may be without an adequate remedy at law owing to the unique nature of the contemplated relationship. In recognition thereof, in  addition  to (and  not in lieu  of) any  remedies  at law  that  may be available to the  non-breaching  Party,  the  non-breaching  Party shall be entitled to obtain  equitable  relief,  including  the remedies of specific performance and injunction,  in the event of a breach of this Agreement, by the Party in breach, and no attempt on the part of the non-breaching  Party to obtain such  equitable  relief shall be deemed to constitute an election
     of  remedies  by  the   non-breaching   Party  that  would   preclude   the
     non-breaching  Party from  obtaining  any remedies at law to which it would otherwise be entitled.

          2.8 Attorneys'  Fees. If any Party hereto shall bring an action at law or in equity to enforce its rights  under this  Agreement,  the  prevailing
     Party in such action  shall be entitled to recover  from the Party  against whom  enforcement  is sought its costs and expenses  incurred in connection with such action  (including fees,  disbursements and expenses of attorneys and costs of investigation).

          2.9 No Waiver.  No  failure,  delay or  omission of or by any Party in exercising  any  right,  power or remedy  upon any breach or default of any other Party, or otherwise, shall impair any such rights, powers or remedies of the Party not in breach or default,  nor shall it be  construed  to be a waiver  of any such  right,  power or  remedy,  or an  acquiescence  in any similar  breach or  default;  nor shall any waiver of any single  breach or default be deemed a waiver of any other  breach or default  theretofore  or thereafter occurring.  Any waiver,  permit, consent or approval of any kind or character on the part of any Party of any  provisions of this  Agreement must be in writing and be  executed  by the Parties and shall be  effective only to the extent specifically set forth in such writing.

          2.10 Remedies Cumulative.  All remedies provided in this Agreement, by law or otherwise, shall be cumulative and not alternative.

          2.11 Amendment. This Agreement may be amended only by a writing signed by all of the Parties hereto.

          2.12 Entire Contract. This Agreement and the documents and instruments referred to herein  constitute the entire  contract  between the parties to this  Agreement and supersede  all other  understandings,  written or oral, with respect to the subject matter of this Agreement.

          2.13 Survival. This Agreement shall constitute a binding obligation of the Company and any successor thereto.

                                   ARTICLE THREE
                        NON-COMPETETITION & CONFIDENTIALITY
                        -----------------------------------

          3.1  Non-Competition.  In  consideration  of the  entering  into  this
     Agreement by the Company and  Consultant's  receipt of the compensation and other benefits  associated with this agreement,  and in acknowledgment that
     (i) the Company is engaged in oil and gas business,  (ii) maintains  secret and  confidential  information,  (iii)  during the  course of  Consultant's relationship  with the Company (and  previous  employ by the Company)  such secret or confidential information may become known to Consultant, and (iv)
     full  protection  of the  Company's  business  makes it  essential  that no employee  appropriate  for his or her own use, or  disclose  such secret or confidential information, Consultant agrees to the following:

               (a)  Consultant  shall  not use or  disclose  at any time  during
          Consultant's relationship with the Company, or at any time thereafter, any trade secret or  proprietary  or  confidential  information of the
          Company or any of its affiliates.

               (b) During Consultant's  relationship with the Company and for so long as  Consultant  receives  any benefit  (including  any  severance benefit)  provided under this Agreement in respect of the  termination of his relationship,  Consultant shall not be engaged as an officer or
          Consultant  of,  or in  any  way  be  associated  in a  management  or
          ownership   capacity  with  any  corporation,   partnership  or  other
          enterprise  or venture  which  conducts a business  which is in direct competition with the business of the Company; provided,  however, that
          Consultant may own not more than 2% of the outstanding securities,  or equivalent equity  interests,  of any class of any corporation or firm which is in direct competition with the business of the Company, which securities are listed on a national  securities  exchange or traded in the  over-the-counter  market. For purposes of this Agreement,  a lump sum payment  equivalent made to Consultant shall be judged in relation to his most  recent  annual Base  Compensation  to  determine  whether
          Consultant is  continuing to receive a Severance  Benefit and shall be measured  from the date such  payment  is  received.  It is  expressly agreed  that  the  remedy  at law  for  breach  of  this  covenant  is inadequate  and that  injunctive  relief shall be available to prevent the breach thereof.

               (c) Consultant  agrees to receive  confidential,  proprietary and other  information of the Company in confidence,  and not, directly or indirectly,  during the term of is  relationship or any time after his relationship  is  terminated  for any reason to disclose or furnish to others,  assist others in the  application of or use for  Consultant's own  gain,  such  information,  including,  but not  limited  to,  the
          Company's  customer,  supplier,  distributor and investor lists, trade secrets,  methods of  conducting or obtaining  business.  Furthermore, whether or not such  information  comprises  proprietary  information, trade secrets, or confidential information, Consultant also agrees not to disclose,  furnish to others,  assist others in the application of, or use for  Consultant's own gain,  either any information  within the categories of information herein above specifically listed,  including the identity of any customers and/or investors of the Company,  or any other  information  relating  to  the  Company  s  business  not  made available by the Company to the public or in the public domain.

               (d) To  assist  in  carrying  out the  intent  of  this  section,
          Consultant,  during  the term of his  relationship,  agrees to refrain from engaging on his own behalf or on behalf of any third party in the oil and  gas  industry  in the  former  Soviet  Union,  or to  perform services in this field of activity.

               Consultant also agrees that he will not,  directly or indirectly, during  the term of his  relationship  or  within  one (1) year  after termination  of his  relationship  for  any  reason,  in  any  manner, encourage,  persuade,  or induce any other  employee of the Company to terminate  his  relationship,  or any person or entity  engaged by the
          Company to  represent it to terminate  that  relationship  without the express written  approval of the Company.  It is expressly agreed that the remedy at law for breach of this covenant is  inadequate  and that injunctive relief shall be available to prevent the breach thereof.

          3.2  Confidentiality.  Consultant shall execute, if he has not already
     done  so  prior  to  the  execution  of  this   Agreement,   the  Company's
     confidentiality   agreement  covering  employees,   which   confidentiality
     agreement shall become an integral component of this Agreement.

                                     ARTICLE V
                                  INDEMNIFICATION
                                  ---------------

The  following  is the  form  of  indemnification  that  will  be  available  to consultant  in his  capacity  as a director of the Company on the same terms and conditions as are available to other directors of the Company.

     In  consideration  of the other mutual  promises and  agreements  contained herein,  the following  indemnification  provisions  shall apply to  Consultants services as a director only, in addition to any other  indemnification  that may be available under relevant law or corporate agreements:

     WHEREAS,  it is essential to the Company to retain and attract as directors and officers the most capable persons available, and

     WHEREAS,   the  substantial   increase  in  corporate  litigation  subjects
directors and officers to expensive litigation risks, and

     WHEREAS,  the Company's Amended and Restated  Certificate of Incorporation,
as amended and/or its Amended  Bylaws,  as amended (the  "Corporate  Documents")
provides for indemnification of officers and directors and further provides that indemnification  of agents of the Company by the Company is  authorized  through
agreements  with  such  agents  in  certain   circumstances   and  with  certain
limitations, and

     NOW THEREFORE, as part of Consultant's Agreement the Company and Consultant do hereby agree as follows:

     1. Agreement to Serve. Consultant agrees to serve or continue to serve as a director or officer of the Company for so long as  Consultant is duly elected or appointed or until such time as Consultant tenders  Consultant's  resignation or
Consultant's status as a director or officer is terminated.

     2. Definitions. As used in this Agreement:

          (a) The term  "Proceeding"  shall include any  threatened,  pending or
     completed  action,  suit,   arbitration,   alternative  dispute  resolution
     proceeding,  administrative hearing or other proceeding, whether brought by or in the  right  of the  Company  or  otherwise  and  whether  of a civil, criminal, administrative or investigative nature, and any appeal therefrom.

          (b) The term "Corporate  Status" shall mean the status of a person who is or was a director or officer of the Company,  or is or was  serving,  or has agreed to serve, at the request of the Company, as a director, officer,
     partner,   trustee,   member,   employee  or  agent  of  another   Company,
     partnership,  joint  venture,  trust,  limited  liability  company or other enterprise.

          (c) The term "Expenses" shall include, without limitation,  reasonable attorneys'  fees,  retainers,  court  costs,  transcript  costs,  fees  and expenses of experts,  travel  expenses,  duplicating  costs,  printing  and binding costs, telephone charges,  postage, delivery service fees and other disbursements or expenses of the types  customarily  incurred in connection with investigations, judicial or administrative proceedings or appeals, but shall not  include  the amount of  judgments,  fines or  penalties  against
     Consultant or amounts paid in settlement in connection with such matters.

          (d) References to "other  enterprise"  shall include  employee benefit plans;  references  to "fines"  shall  include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director,  officer, employee or agent of the Company  that imposes  duties on, or involves  services by, such  director,  officer,  employee,  or agent with  respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner  such  person  reasonably  believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall  be  deemed  to have  acted  in a  manner  "not  opposed  to the best interests of the Company" as referred to in this Agreement.

          (e) The term  "Change of Control"  shall mean the same as that term is used and defined in Article III of this Agreement.

     3. Indemnification in Third-Party Proceedings.  The Company shall indemnify
Consultant in accordance  with the  provisions of this Paragraph 3 if Consultant was or is a party to or threatened  to be made a party to or otherwise  involved in any Proceeding  (other than a Proceeding by or in the right of the Company to procure a judgment in its favor) by reason of Consultant's  Corporate  Status or by reason of any action  alleged  to have been  taken or  omitted in  connection therewith,  against all Expenses,  judgments,  fines, penalties,  liabilities or losses  and,  to the  extent  permitted  by law,  amounts  paid or to be paid in settlement  actually and  reasonably  incurred by Consultant or on his behalf in connection  with such  Proceeding,  if  Consultant  acted in good faith and in a manner  which  Consultant  reasonably  believed to be in, or not opposed to, the best  interests of the Company and, with respect to of any criminal  Proceeding, had  no  reasonable  cause  to  believe  that  his  conduct  was  unlawful.  The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo  contendere  or its  equivalent,  shall not, of itself,  create a presumption  that  Consultant  did not act in good  faith and in a manner  which
Consultant  reasonably  believed to be in, or not opposed to, the best interests of the Company,  and, with respect to any criminal  Proceeding,  had  reasonable cause to believe that his conduct was unlawful.

     4.  Indemnification  in Proceedings by or in the Right of the Company.  The
Company shall  indemnify  Consultant in accordance  with the  provisions of this
Paragraph 4 if Consultant  was or is a party to or threatened to be made a party to or otherwise  involved in any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of Consultant's Corporate Status or by reason  of any  action  alleged  to have been  taken or  omitted  in  connection therewith,  against all Expenses,  judgments,  fines, penalties,  liabilities or losses  and,  to the  extent  permitted  by law,  amounts  paid or to be paid in settlement  actually and  reasonably  incurred by Consultant or on his behalf in connection  with such  Proceeding,  if  Consultant  acted in good faith and in a manner  which  Consultant  reasonably  believed to be in, or not opposed to, the best  interests of the  Company,  except that no  indemnification  shall be made under this  Paragraph  4 in respect of any claim,  issue,  or matter as to which
Consultant shall have been adjudged to be liable to the Company, unless and only to the extent  that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon  application  that,  despite the adjudication of such liability but in view of all the circumstances of the case,
Consultant is fairly and  reasonably  entitled to indemnity for such Expenses as the Court of Chancery or such other court shall deem proper.  The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent,  shall not, of itself,  create a presumption  that
Consultant did not act in good faith and in a manner which Consultant reasonably believed to be in, or not opposed to, the best  interests of the  Company,  and, with respect to any criminal  Proceeding,  had reasonable  cause to believe that his conduct was unlawful.

     5. Exceptions to Right of Indemnification.  Notwithstanding anything to the contrary in this  Agreement,  except as set forth in  Paragraph  10, the Company shall not indemnify Consultant in connection with a Proceeding (or part thereof)
initiated by Consultant unless the initiation  thereof was approved by the Board of Directors of the  Company.  Notwithstanding  anything to the contrary in this
Agreement,  the Company shall not indemnify  Consultant to the extent Consultant is reimbursed from the proceeds of insurance, and in the event the Company makes any  indemnification  payments to  Consultant  and  Consultant  is  subsequently reimbursed from the proceeds of insurance, Consultant shall promptly refund such indemnification  payments  to  the  Company  to the  extent  of  such  insurance reimbursement.

     6.  Indemnification  of Expenses of Successful Party.  Notwithstanding  any
other  provision  of this  Agreement,  to the extent  that  Consultant  has been successful,  on the merits or  otherwise,  in defense  of any  Proceeding  or in defense of any claim,  issue or matter therein,  Consultant shall be indemnified against all Expenses  incurred by him or on his behalf in connection  therewith.
Without limiting the foregoing,  if any Proceeding or any claim, issue or matter therein is disposed  of, on the merits or  otherwise  (including  a  disposition without  prejudice),  without (i) the  disposition  being adverse to Consultant,
(ii) an adjudication that Consultant was liable to the Company,  (iii) a plea of guilty or nolo contendere by Consultant,  (iv) an  adjudication  that Consultant did not act in good faith and in a manner he reasonably believed to be in or not opposed  to the best  interests  of the  Company,  and (v) with  respect  to any criminal  proceeding,  an adjudication  that Consultant had reasonable  cause to believe  his  conduct  was  unlawful,  Consultant  shall be  considered  for the purposes hereof to have been wholly successful with respect thereto.

     7. Notification and Defense of Claim. As a condition precedent to his right to be  indemnified,  Consultant  must  notify the  Company in writing as soon as practicable of any Proceeding for which indemnity will or could be sought by him and  provide  the  Company  with a  copy  of any  summons,  citation,  subpoena, complaint, indictment, information or other document relating to such Proceeding with which he is served.  With respect to any Proceeding of which the Company is so  notified,  the Company  will be entitled to  participate  therein at its own expense  and/or to assume the  defense  thereof at its own  expense,  with legal counsel  reasonably  acceptable to Consultant.  After notice from the Company to
Consultant of its election so to assume such  defense,  the Company shall not be liable to Consultant  for any legal or other expenses  subsequently  incurred by
Consultant in connection  with such claim,  other than as provided below in this
Paragraph  7.  Consultant  shall  have the right to employ  his own  counsel  in connection with such claim,  but the fees and expenses of such counsel  incurred after notice from the Company of its assumption of the defense  thereof shall be at the  expense  of  Consultant  unless  (i)  the  relationship  of  counsel  by
Consultant has been authorized by the Company,  (ii) counsel to Consultant shall have  reasonably  concluded that there may be a conflict of interest or position on any  significant  issue between the Company and  Consultant in the conduct of the defense of such action or (iii) the Company  shall not in fact have employed counsel to assume the  defense of such  action,  in each of which cases the fees and expenses of counsel for  Consultant  shall be at the expense of the Company, except as otherwise expressly provided by this Agreement.  The Company shall not be  entitled,  without the consent of  Consultant,  to assume the defense of any claim  brought  by or in the right of the  Company  or as to which  counsel  for
Consultant shall have reasonably made the conclusion provided for in clause (ii)
above.  The Company  shall not be required to  indemnify  Consultant  under this
Agreement for any amounts paid in settlement of any Proceeding  effected without its written  consent.  The Company shall not settle any Proceeding in any manner which would impose any penalty or limitation on Consultant without  Consultant's written consent.  Neither the Company nor Consultant will unreasonably  withhold their consent to any proposed settlement.

     8. Advancement of Expenses. Subject to the provisions of Paragraph 9 below, in the event that the Company does not assume the defense  pursuant to Paragraph
7 of this Agreement of any  Proceeding to which  Consultant was or is a party or is threatened to be made a party by reason of his Corporate  Status or by reason of any action alleged to have been taken or omitted in connection  therewith and of which the Company receives notice under this Agreement, any Expenses incurred by Consultant or on his behalf in defending such Proceeding shall be paid by the
Company  in  advance  of the final  disposition  of such  Proceeding;  provided, however,  that the payment of such  Expenses  incurred by  Consultant  or on his behalf in advance of the final disposition of such Proceeding shall be made only upon  receipt  of an  undertaking  by or on  behalf of  Consultant  to repay all amounts so advanced in the event that it shall  ultimately  be  determined  that
Consultant  is not entitled to be  indemnified  by the Company as  authorized in this Agreement.  Such  undertaking  shall be accepted  without  reference to the financial ability of Consultant to make repayment.

     9. Procedure for  Indemnification.  In order to obtain  indemnification  or advancement of Expenses  pursuant to Paragraphs 3, 4, 6 or 8 of this  Agreement,
Consultant  shall  submit to the Company a written  request,  including  in such request  such  documentation  and  information  as is  reasonably  available  to
Consultant and is reasonably  necessary to determine  whether and to what extent
Consultant is entitled to indemnification  or advancement of Expenses.  Any such indemnification  or advancement  of Expenses shall be made promptly,  and in any event  within 30 days after  receipt by the  Company of the  written  request of
Consultant,  unless with  respect to  requests  under  Paragraphs  3, 4 or 8 the
Company  determines  within such 30-day period that such Consultant did not meet the applicable  standard of conduct for indemnification set forth in Paragraph 3 or 4, as the case may be. The Board of Directors of the Company shall either (a)
approve the  indemnification  and advancement of Expenses (i) by a majority vote of the  Directors of the Company  consisting of persons who are not at that time parties to the Proceeding ("Disinterested Directors"),  whether or not a quorum;
or (ii) by a committee of Disinterested  Directors designated by a majority vote
of  Disinterested  Directors,   whether  or  not  a  quorum;  or  (b)  designate
independent legal counsel  (appointed by the Company and approved by Consultant)
who shall, within said 30-day period,  provide a written opinion to the Board as
to  whether   Consultant   has  met  the  relevant   standards  of  conduct  for
indemnification  and  advancement  of Expenses.  The  obligations of the Company hereunder with respect to the payment of any Expenses, judgment, fine or penalty shall be subject to the condition that the  independent  legal counsel shall not have  determined (in a written  opinion) that  Consultant is not permitted to be indemnified under the applicable standards of conduct for indemnification.

     The  obligation  of the  Company  regarding  the  advancement  of  Expenses pursuant to this Agreement  shall be subject to the condition that, if, when and to the extent that the independent  legal counsel  determines that Consultant is not  permitted  to be so  indemnified,  the  Company  shall  be  entitled  to be reimbursed  by  Consultant  (who hereby agrees to reimburse the Company) for all such amounts  theretofore  paid. If Consultant has commenced  legal  proceedings
(either before or after the  determination  by  independent  legal counsel) in a court of competent jurisdiction to secure a determination that Consultant may be indemnified  under this Agreement or otherwise,  any  determination  made by the independent  legal counsel that  Consultant  is not permitted to be  indemnified shall not be binding,  and  Consultant  shall not be required to  reimburse  the
Company for any advancement of Expenses and shall continue to be entitled to the advancement  of  Expenses  until a final  judicial  determination  is made  with respect thereto (as to which all rights of appeal  therefrom have been exhausted or lapsed).  If there has been no determination by the independent legal counsel or if the independent legal counsel  determines that Consultant is not permitted to be  indemnified  in whole  or in part,  Consultant  shall  have the  right to commence  litigation  in any court in the states of Colorado or Delaware  having subject  matter  jurisdiction  thereof and in which  venue is proper  seeking an initial  determination by the court or challenging any such determination by the independent legal counsel or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding.

     10. Remedies.  The right to  indemnification  or advancement of Expenses as provided by this  Agreement  shall be  enforceable by Consultant in any court of competent  jurisdiction if the Company denies such request, in whole or in part, or if no disposition  thereof is made within the 30-day period referred to above in  Paragraph  9. Unless  otherwise  required by law, the burden of proving that indemnification is not appropriate shall be on the Company.  Neither the failure of the Company to have made a  determination  prior to the  commencement of such action that  indemnification  is proper in the circumstances  because Consultant has met the applicable standard of conduct,  nor an actual  determination by the
Company  pursuant to  Paragraph 9 that  Consultant  has not met such  applicable standard  of conduct,  shall be a defense to the action or create a  presumption that  Consultant  has not met the applicable  standard of conduct.  Consultant's expenses (of the type  described in the  definition  of  "Expenses" in Paragraph
2(c)) reasonably incurred in connection with successfully establishing his right to  indemnification,  in whole or in part, in any such Proceeding  shall also be indemnified by the Company.

     11. Partial Indemnification.  If Consultant is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the
Expenses, judgments, fines, penalties or amounts paid in settlement actually and reasonably  incurred by him or on his behalf in connection  with any  Proceeding but not, however,  for the total amount thereof,  the Company shall nevertheless indemnify  Consultant  for the  portion  of  such  Expenses,  judgments,  fines, penalties or amounts paid in settlement to which Consultant is entitled.

     12.  Subrogation.  In the event of any payment  under this  Agreement,  the
Company  shall be  subrogated to the extent of such payment to all of the rights of recovery of  Consultant,  who shall execute all papers  required and take all action necessary to secure such rights, including execution of such documents as are  reasonably  necessary  to enable the Company to bring suit to enforce  such rights.

     13. Term of Indemnification. The Company's agreements and obligations under this  Agreement  shall  continue  during the period  Consultant is a director or officer of the Company,  and shall  continue  thereafter  so long as  Consultant shall be subject to any possible  claim or proceeding by reason of  Consultant's service in such capacity.  Consultant's  rights under this Agreement shall inure to the benefit of Consultant's heirs, executors, and administrators.

     14. Officer and Director  Liability  Insurance.  In the event the Company's
Directors and Officers  Insurance  terminates or the scope or amount of coverage of the Company's  Directors and Officers Insurance be reduced from the scope and coverage in effect during the first year of the Agreement, the Company agrees to give  Consultant  prompt  notice  thereof  and to hold  harmless  and  indemnify
Consultant to the fullest extent permitted  pursuant to this Agreement and/or by applicable  law to the full extent of the coverage  that is in effect during the first year of this Agreement.

     15.  Indemnification  Hereunder  Not  Exclusive.  The  indemnification  and advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other  rights to which  Consultant  may be entitled  under the  Corporate
Documents,  any agreement,  any vote of stockholders or disinterested directors, the General  Company Law of Delaware,  any other law (common or  statutory),  or otherwise,  both as to  action  in his  official  capacity  and as to  action in another capacity while holding office for the Company. Nothing contained in this
Agreement   shall  be  deemed  to  prohibit  the  Company  from  purchasing  and maintaining  insurance,  at its expense, to protect itself or Consultant against any expense,  liability or loss incurred by it or him in any such  capacity,  or arising  out  of  his  status  as  such,  whether  or not  Consultant  would  be indemnified  against  such  expense,  liability  or loss under  this  Agreement;
provided that the Company  shall not be liable under this  Agreement to make any payment of amounts otherwise  indemnifiable  hereunder if and to the extent that
Consultant  has  otherwise  actually  received  such payment under any insurance policy  (whether  arising from an insurance  policy  provided to the Company,  a subsidiary,  a parent, or any other insurance  policy),  contract,  agreement or otherwise.

     16.  Attorneys'  Fees. In the event that  Consultant  institutes  any legal action to enforce Consultant's legal rights hereunder, or to recover damages for breach of this  Agreement,  Consultant,  if  Consultant  prevails in whole or in part, shall be entitled to recover from the Company  reasonable  attorneys' fees and  disbursements  incurred by Consultant with respect to the claims or matters on which Consultant has prevailed.

     17.  Merger,  Consolidation,  or Change of  Control.  In the event that the
Company shall be a constituent company in a consolidation or merger, whether the
Company is the resulting or surviving  company or is absorbed,  or if there is a
Change of  Control,  Consultant  shall  stand in the same  position  under  this
Agreement as  Consultant  would have with respect to the Company if its separate existence had continued or if there had been no Change of Control.

     18. Savings Clause.  Notwithstanding any other provision of this Agreement, if the  indemnification  provisions  under this Agreement or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction,  then the Company shall nevertheless  indemnify Consultant as to Expenses,  judgments, fines,  penalties and amounts paid in settlement  with respect to any Proceeding to the full extent  permitted by any  applicable  portion of this Agreement that shall  not  have  been  invalidated  and  to the  fullest  extent  permitted  by applicable law.

     19.  Modification and Waiver.  Notwithstanding  any other provision of this
Agreement,  the  indemnification  provisions in this Article V of this Agreement may be amended from time to time to reflect changes in Delaware law or for other reasons.

     20.  Notices.  All  notices,  requests,  demands  and other  communications hereunder  shall be in  writing  and shall be deemed to have been given (i) when delivered by hand or (ii) if mailed by certified or registered mail with postage prepaid, on the third day after the date on which it is so mailed:

          (a)     if to Consultant, to:

            P.O. Box 774327
            Steamboat Springs, Colorado 80477

          (b)     if to the Company, to:

            Teton Petroleum Company
            1600 Broadway
            Denver, CO  80202
            Attn: Chairman, Compensation Committee

or to such other address as may have been furnished to Consultant by the Company or to the Company by Consultant, as the case may be.

     21. No Limitation.  Notwithstanding  any other provision of this Agreement, for avoidance of doubt, the parties confirm that the foregoing does not apply to or limit  Consultant's  rights  under  Delaware law or the  Company's  Corporate
Documents.

     All  prior  employment  agreements  are  considered  null  and void and are incorporated herein.

                         [Signatures follow on next Page]

     IN WITNESS WHEREOF,  the parties have set their hands and seals hereunto on the date first above written.

----------------------------             ----------------------------
Teton Petroleum Company                  Consultant
   By:      Karl F. Arleth
   Its:     President & CEO

ACKNOWLEDGED AND AGREED

----------------------------
Teton Petroleum Company
   By:      James J. Woodcock
   Its:     Chairman, Compensation Committee

                                     EXHIBIT A

                            List of Outside Activities
                                 H. Howard Cooper

                                     Date Hired
                                         or
 Company/Project      Nature of      Commenced                                           Annual Time Commitment,
      Name            Business      Involvement       Position          Compensation     (time away from office)
------------------------------------------------------------------------------------------------------------------

Dated:  March 1, 2005
        -------------

Initials:   Consultant:  _____      Company:  ______

1 A "change in control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities  Exchange Act of
1934) is or becomes the beneficial owner, directly or indirectly,  of securities of the Company representing 25% or more of any class of voting securities of the
Company's then outstanding securities;  or (ii) during any period of twenty-four
(24)  consecutive  months,  individuals who at the beginning of such period were members of the Board cease for any reason to  constitute  at least a majority of the Board unless the election,  or the  nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or (iii) the stockholders of the Company approve a definitive  agreement
(A) for a merger  or other  business  combination  of the  Company  with or into another  corporation  pursuant  to which the  Company  will not  survive or will survive only as a subsidiary of another  corporation,  (B) for the sale or other disposition of all or substantially all of the assets of the Company, other than a sale or other  disposition  of all or  substantially  all of the assets of the
Company that was in existence or had been announced  prior to the effective date of this Agreement,  even if its ultimate  closing does not occur until after the effective date of this Agreement, (C) for the merger of another corporation into the Company if, as a result of such merger, less than sixty percent (60%) of the outstanding  voting securities of the Company shall be owned,  immediately after such  merger,  by the owners of the  voting  shares of the  Company  outstanding immediately prior to such merger, or (D) any combination of the foregoing.